                               FIRST AMENDMENT TO
                                 LOAN AGREEMENT

                                      Among

                               ATLAS AMERICA, INC.

                              RESOURCE ENERGY, INC.

                          VIKING RESOURCES CORPORATION

                                as the Borrowers


                         PNC BANK, NATIONAL ASSOCIATION

                        as the Agent and the Issuing Bank

                            FIRST UNION NATIONAL BANK

                            as the Syndication Agent

                                       and

                             THE BANKS PARTY HERETO



                          Dated as of January 24, 2000

                               FIRST AMENDMENT TO
                                 LOAN AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AGREEMENT (the "First Amendment") made as of January 24, 2000, to that certain Loan Agreement dated as of September 28, 1999 (the Loan Agreement, together with the exhibits and schedules thereto, the "Existing Agreement") among ATLAS AMERICA, INC., a Pennsylvania corporation ("Atlas"), RESOURCE ENERGY, INC., a Delaware corporation ("REI") and VIKING RESOURCES CORPORATION, a Pennsylvania corporation ("Viking"; Atlas, REI and Viking, each, individually a "Borrower" and collectively the "Borrowers"), the financial institutions listed on the signature pages thereto (collectively, the "Banks", and each individually, a "Bank"), PNC BANK, NATIONAL ASSOCIATION as the issuer of the Letters of Credit (in such capacity, the "Issuing Bank") and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Agent for the Banks (in such capacity, the "Agent") and FIRST UNION NATIONAL BANK, in its capacity as Syndication Agent.

                                   WITNESSETH:

         WHEREAS, the Borrowers, the Banks, and the Agent entered into the Existing Agreement pursuant to which the Banks made certain financial accommodations available to the Borrowers, including a revolving credit facility in an aggregate principal amount not to exceed $45,000,000, with a subfacility for the issuance of letters of credit in an aggregate principal amount not to exceed $14,000,000, subject to certain individual and aggregate borrowing limitations as more specifically described therein; and

         WHEREAS, to induce the Banks to enter into the Existing Agreement and to make available to the Borrowers the credit accommodations thereunder, the Borrowers executed and delivered (or caused certain direct or indirect Subsidiaries of the Borrowers to execute and deliver) to the Agent (for the benefit of the Banks) certain mortgages, security agreements and other Security Documents; and

         WHEREAS, the Borrowers and certain of their direct and indirect subsidiaries intend to enter into various agreements and to execute a number of actions designed to convey certain of their natural gas gathering system assets (as more fully defined below, the "Pipeline Assets") to a limited partnership (as more fully defined below, the "Atlas Pipeline LP") in consideration of (i) the issuance and transfer of certain ownership interests in the general partner of the Atlas Pipeline LP, (ii) the assumption and repayment of certain indebtedness of the Borrowers to the Banks, and (iii) the payment of certain amounts to the Borrowers (all of the foregoing, the "MLP Transactions"); and

         WHEREAS, the Borrowers have requested that the Banks consent to the MLP Transactions, and to (i) waive certain provisions of the Existing Agreement,
(ii) amend certain provisions of the Existing Agreement, and (iii) agree to release the Liens on the Pipeline Assets granted to or created in favor of the Agent (for the benefit of the Banks) pursuant to the Security Documents, all as more particularly set forth below.

         NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, and with the intent to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                        AMENDMENTS TO EXISTING AGREEMENT
                        --------------------------------

         Section 1.1 Amended Definitions. On and after the First Amendment Effective Date, Section 1.1 of the Existing Agreement is hereby amended such that the following definitions shall be amended and restated in their entirety:

                           "Letter(s) of Credit" means any standby letter(s) of credit as to which the account party, the Issuing Bank and the beneficiary contemplate that the beneficiary will receive a direct payment from the account party and that the beneficiary shall draw upon the Letter of Credit only if the account party fails to honor its obligation to the beneficiary, including, but not limited to, standby letters of credit issued by the Issuing Bank in accordance with Section
         2.9 hereof, the Existing Letters of Credit and the MLP Letter of Credit.

                           "Partnership" and "Partnerships" shall have the meaning ascribed to each term in Section 2.3, and shall specifically exclude Atlas Pipeline LP and Atlas Pipeline Operating Partnership, L.P.

                           "Termination Date" shall mean June 1, 2003, or, if such day is not a Business Day, the Business Day next preceding such date.

         Section 1.2 Additional Definitions. On and after the First Amendment Effective Date, Section 1.1 of the Existing Agreement is hereby amended such that the following definitions shall be added thereto in the appropriate alphabetical order:

                  "Atlas Pipeline LP" shall mean Atlas Pipeline Partners, L.P., a Delaware limited partnership.

                  "Construction Financing Commitment" shall mean the commitments of Atlas and REI pursuant to the Omnibus Agreement to provide construction financing to Atlas Pipeline LP through the purchase from time to time of its common units, in an amount not to exceed $1,500,000 in the aggregate during each 12 month period commencing on the date of the Omnibus Agreement and on each of the first four anniversaries of such date.

                  "Distribution Agreement" shall mean that certain Distribution Support Agreement to be entered into by and among Atlas Pipeline LP and Atlas Pipeline Partners GP, LLC, in substantially the form attached to the Form S-1 Registration Statement No. 333-85193, as amended, filed with respect to the public offering of the common units of Atlas Pipeline LP, as such agreement may be amended, extended, renewed or replaced from time to time.

                  "First Amendment Effective Date" shall mean January 24, 2000.

                  "Master Natural Gas Agreement" shall mean that certain Master Natural Gas Gathering Agreement to be entered into by and among the Borrowers and certain Restricted Subsidiaries, Atlas Pipeline LP and Atlas Pipeline Operating Partnership, L.P. relating to the transportation of gas and oil produced by the Borrowers and the

         Restricted Subsidiaries and in substantially the form attached to the Form S-1 Registration Statement No. 333-85193, as amended, filed with respect to the public offering of the common units of Atlas Pipeline LP, as such agreement may be amended, extended, renewed or replaced from time to time.

                  "MLP Letter of Credit" shall mean that certain standby letter of credit issued by the Issuing Bank for the account of Atlas Pipeline Partners GP, LLC and for the benefit of Atlas Pipeline LP in an initial stated amount not to exceed $8,694,000, and having an expiration date of June 1, 2003, together with all extensions, renewals and amendments thereto and thereof.

                  "MLP Transactions" shall mean, collectively (i) the formation, mergers, divisions, contributions and other transfers of interests in certain corporations, limited liability companies and partnerships,
         (ii) the conveyances of Pipeline Assets, (iii) the sale to the public of common units in Atlas Pipeline LP, (iv) the disposition of the proceeds of such sale, and (v) certain other actions, all as more fully described on Schedule 1 to the First Amendment.

                  "Omnibus Agreement" shall mean that certain Omnibus Agreement to be entered into by and among the Borrowers, Atlas Pipeline LP and Atlas Pipeline Operating Partnership, L.P., in substantially the form attached to the Form S-1 Registration Statement No. 333-85193, as amended, filed with respect to the public offering of the common units of Atlas Pipeline LP, as such agreement may be amended, extended, renewed or replaced from time to time.

                  "Pipeline Assets" shall mean those assets comprising the natural gas gathering system to be conveyed by the Borrowers and certain Restricted Subsidiaries to Atlas Pipeline LP through Atlas Pipeline Operating Partnership, L.P. as such assets are further described on Schedule 2 to the First Amendment.

         Section 1.3 Deleted Definition. On and after the First Amendment Effective Date, Section 1.1 of the Existing Agreement is amended by deleting the following defined term:

                           Individual Collateral Value Reduction Amount

         Section 1.4 Amendments to Section 2.2. On and after the First Amendment Effective Date, Section 2.2 of the Existing Agreement is amended as follows:

                           (i) Section 2.2 of the Existing Agreement is hereby amended to delete therefrom each reference to the "Individual Collateral Value Reduction Amounts".

                           (ii) Section 2.2 of the Existing Agreement is hereby amended to delete therefrom clause (iii) of Subsection 2.2(d).

         Section 1.5 Amendments to Section 2.9 . On and after the First Amendment Effective Date, Section 2.9 of the Existing Agreement is amended as follows:

                  (i) Clause (i) of Subsection 2.9(a) of the Existing Agreement is hereby amended and restated to read as follows:

                           (i) With the exception of the MLP Letter of Credit, no Letter of Credit shall be issued hereunder which has an expiry date later than the earlier of (x) one (1) year from the date of issuance thereof or (y) five (5) Business Days prior to the Termination Date; provided, however, that any Letter of Credit with a one (1) year maturity may provide for the renewal thereof for an additional one (1) year period, which shall in no event extend beyond five (5) Business Days prior to the Termination Date. The MLP Letter of Credit shall not have an expiry date later than the Termination Date.

                  (ii) Clause (iii) of Subsection 2.9(a) of the Existing Agreement is hereby amended to delete therefrom the reference to "Fourteen Million ($14,000,000) Dollars" contained therein, and to substitute therefor a reference to "Ten Million ($10,000,000) Dollars".

         Section 1.6 Amendment to Section 4.1. On and after the First Amendment Effective Date, Section 4.1 of the Existing Agreement is amended to insert at the end thereof the following new paragraphs F, G and H:

                           F. One or more Pledge Agreements (or amendments thereto) in form and substance satisfactory to the Banks, which shall assign to Agent, and grant to Agent, on behalf of the Banks, a lien on and security interest in, all right, title and interest of the Borrowers and the Restricted Subsidiaries in and to (i) the membership units of Atlas Pipeline Partners GP, LLC, and (ii) the common units of Atlas Pipeline LP, together, with undated stock powers executed in blank.

                           G. One or more collateral assignments of contract rights in form and substance satisfactory to the Banks, which shall collaterally assign to Agent, and grant to Agent on behalf of the Banks, a security interest in and to all right, title, interest of the Borrowers and the Restricted Subsidiaries pursuant to the Master Natural Gas Agreement, together with the written consent of Atlas Pipeline LP to such collateral assignment.

                           H. One or more Pledge Agreements in form and substance satisfactory to the Banks, which shall assign to Agent, and grant to Agent, on behalf of the Banks, a lien on and security interest in, all right, title and interest of Atlas Pipeline Partners GP, LLC in and to common units (subordinated or otherwise) of Atlas Pipeline LP, together with undated stock powers executed in blank.

         Section 1.7 Amendment to Section 5.17. On and after the First Amendment Effective Date, Section 5.17 of the Existing Agreement is amended to amend and restate clause (ii) of the second paragraph thereof, which sets forth the definition of the term "EBITDA", to read as follows:

                           (ii) the term "EBITDA" shall mean the sum (determined in accordance with GAAP) of the Borrowers' Combined net income plus interest expense plus tax expense plus depreciation plus amortization plus other noncash charges to income minus noncash credits to income minus any equity in earnings attributable to Atlas Pipeline LP plus any distributions received by the Borrowers from Atlas Pipeline LP; provided, however, that for the purposes of this Section 5.17 only, any of the foregoing items earned from or expensed with respect to the Pipeline Assets shall be excluded from the calculation of EBITDA.

         Section 1.8 Amendment to Section 5.18. On and after the First Amendment Effective Date, Section 5.18 of the Existing Agreement is hereby amended and restated to read as follows:

                           5.18 Fixed Charge Coverage Ratio. The EBITDA of the Borrowers on a Combined basis (calculated for the four most recently completed fiscal quarters) divided by the sum of (i) the interest expense of Borrowers on a Combined basis (calculated for the four most recently completed fiscal quarters) plus (ii) Current Maturities of Long Term Debt of Borrowers on a Combined basis plus (iii) the aggregate amount of cash payments of contingent consideration made by or on behalf of Viking pursuant to Section 3.3c of the Acquisition Agreement during the four most recently completed fiscal quarters plus
         (iv) any payments made by the Borrowers to purchase common units in Atlas Pipeline LP pursuant to the Construction Financing Commitment, must not be less than the following ratios for the fiscal periods ending on the following dates (inclusive):

                           Fiscal Periods Ending:            Minimum Ratio:
                           ----------------------            -------------

                           9/30/99 through 6/30/00            1.50 to 1.00
                           9/30/01 through 12/31/01           2.00 to 1.00
                           3/31/02 and each fiscal            2.50 to 1.00
                             period ending thereafter

                           For the purposes of this Section 4.18, the term "Current Maturities of Long Term Debt" shall mean that portion of the Borrowers' total indebtedness for money borrowed or credit advanced (other than (i) trade credit incurred in the ordinary course of business and (ii) indebtedness to the Banks under the Revolving Credit), however evidenced, which had a scheduled maturity during the preceding four fiscal quarters.

         Section 1.9 Amendment to Section 5.19. On and after the First Amendment Effective Date, Section 5.19 of the Existing Agreement is hereby amended and restated to read as follows:

                           5.19 Minimum Combined Tangible Net Worth. The Combined Tangible Net Worth of the Borrowers shall at all times exceed the sum of (i) eighty-five (85%) percent of the Combined Tangible Net Worth of the Borrowers as of December 31, 1999 (provided that the Combined Tangible Net Worth of the Borrowers on such date shall not be less than $27,000,000), plus (ii) an amount equal to fifty percent (50%) of the cumulative positive Combined net income of the Borrowers earned after December 31, 1999, plus (iii) any gain recognized by the Borrowers on the sale of the Pipeline Assets minus (iv) the amount of any permitted distribution made by the Borrowers to Resource America, Inc. from the proceeds of the sale of the Pipeline Assets.

         Section 1.10 Amendment to Section 6.3. On and after the First Amendment Effective Date, Section 6.3 of the Existing Agreement is amended to insert at the end thereof the following language: "and (v) except for the obligations of Atlas Pipeline Partners GP, LLC to Atlas Pipeline LP under the Distribution Support Agreement."

         Section 1.11 Amendment to Section 6.4. On and after the First Amendment Effective Date, Section 6.4 of the Existing Agreement is amended to insert at the end thereof the following language: "and (iv) the obligations to make certain payments under the Master Natural Gas Agreement, the Distribution Support Agreement and the Omnibus Agreement, including without limitation the Construction Financing Commitment."

         Section 1.12 Amendment to Section 6.5. On and after the First Amendment Effective Date, Section 6.5 of the Existing Agreement is amended to insert at the end thereof the following language: ", (ix) purchases of common units of Atlas Pipeline LP pursuant to the Construction Financing Commitment, provided that such common units be pledged to the Agent (for the benefit of the Banks) in accordance with Section 4.1F hereof, and (x) payments by or on behalf of Atlas Pipeline Partners GP, LLC to Atlas Pipeline LP under the Distribution Support Agreement."

         Section 1.13 Amendment to Section 6.6(b). On and after the First Amendment Effective Date, Section 6.6(b) of the Existing Agreement is amended to insert at the end thereof the following language: "and perform certain administrative and management services on behalf of Atlas Pipeline LP and Atlas Pipeline Operating Partnership, L.P. pursuant to the Omnibus Agreement."

         Section 1.14 Amendment to Section 8.2. On and after the First Amendment Effective Date, Section 8.2 of the Existing Agreement is amended to insert at the end of the first sentence thereof the following language: ", (vii) for the purpose of purchasing common units of Atlas Pipeline LP pursuant to the Construction Financing Commitment, provided that at the time of purchase such common units do not constitute margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, and (viii) with respect to the issuance of the MLP Letter of Credit only, to secure the obligations of Atlas Pipeline Partners GP, LLC under the Distribution Support Agreement."

         Section 1.15 Amendment to Section 9. On and after the First Amendment Effective Date, Section 9 of the Existing Agreement is amended to insert after Paragraph M thereof the following new Paragraphs N and O:

                           N. Any default occurs under the Distribution
         Agreement, the Master Gas Gathering Agreement or the Omnibus Agreement which gives any party thereto the right to terminate such agreement, or any such agreement is amended, modified or terminated without the prior written consent of the Banks;

                           O. Atlas Pipeline LP or Atlas Pipeline Operating Partnership, L.P. becomes insolvent, becomes the subject of any action in bankruptcy, dissolves or terminates its existence, or Atlas Pipeline Partners GP, LLC withdraws or is removed as the general partner of either such partnership, without the prior written consent of the Banks.

         Section 1.16 Amendments re: Exhibits, Schedules and Annex. On and after the First Amendment Effective Date, the Existing Agreement is further amended to delete therefrom Schedule 3.2 thereto, and to substitute therefor Schedule 3.2 attached hereto and made a part hereof.

         Section 1.17 No Other Amendments or Waivers. The amendments to the Existing Agreement set forth in Sections 1.1 through 1.16 inclusive above do not either implicitly or explicitly alter, waive or amend, except as expressly provided in this First Amendment, the provisions of the Existing Agreement. The amendments set forth in Sections 1.1 through 1.16 inclusive hereof do not waive, now or in the future, compliance with any other covenant, term or condition to be performed or complied with nor do they impair any rights or remedies of the Banks or the Agent under the Existing Agreement with respect to any such violation. Nothing in this First Amendment shall be deemed or construed to be a waiver or release of, or a limitation upon, the Agent's or any Bank's exercise of any of its rights and remedies under the Existing Agreement and the other Loan Documents, whether arising as a consequence of any Events of Default which may now exist or otherwise, and all such rights and remedies are hereby expressly reserved.

                                   ARTICLE II

                          CERTAIN CONSENTS, WAIVERS AND
                    AGREEMENTS REGARDING THE MLP TRANSACTIONS
                    -----------------------------------------

         Section 2.1 Consents and Waivers Regarding the MLP Transactions. Subject to the terms and conditions of this First Amendment, the Banks hereby
(i) consent to the consummation and completion of the MLP Transactions, and (ii) waive any violation of Sections 5.7, 6.1, 6.5, 6.7 or 6.8 of the Agreement which would otherwise be caused by the consummation or completion of the MLP Transactions. The foregoing consent and waiver is conditioned upon the completion of the public offering of the common units of Atlas Pipeline LP and the satisfaction of the other conditions precedent to the release of Liens by the Banks in connection therewith set forth in Section 2.2 of this First Amendment within thirty (30) days of the First Amendment Effective Date; in the event that these conditions subsequent to the foregoing consent and waiver is not satisfied, then the Borrowers shall take, or cause to be taken, such actions as the Banks may require, which may include, but shall not be limited to, unwinding (to the extent practicable) the MLP Transactions or delivering, or causing to be delivered, to the Banks additional or amended Security Documents or other further assurances. The assumption by any third party of any portion of the Obligations in connection with or pursuant to the MLP Transactions shall in no way release or relieve the Borrowers or Restricted Subsidiaries from liability to the Banks with respect to such portion of the Obligations.

         Section 2.2 Conditions Precedent to Release of Liens on Pipeline Assets. Subject to the terms and conditions of this First Amendment, the Banks hereby agree to release their Liens on the Pipeline Assets. Each of the following shall be a condition precedent to the release by the Banks of their Liens upon the Pipeline Assets and to the delivery by the Agent of appropriate documentation to evidence such release, including partial releases of mortgages and Uniform Commercial Code Form UCC-3 Financing Statement partial releases:

                  (i) The conditions precedent to the effectiveness of this First Amendment set forth in Article IV hereof shall be satisfied.

                  (ii) The Agent shall have received (for the ratable benefit of the Banks) a payment in the amount necessary to reduce the then current Aggregate Outstandings (after giving effect to the issuance of the MLP Letter of Credit) to the Aggregate Collateral Value as set forth in
         Section 2.3 below.

                  (iii) The Banks shall have received satisfactory evidence that the MLP Transactions have been completed, and the Distribution Support Agreement, the Master Gas Gathering Agreement and the Omnibus Agreement have been executed by the respective parties thereto.

                  (iv) The Agent shall have received true and correct copies of the executed Distribution Support Agreement, the Master Gas Gathering Agreement and the Omnibus Agreement.

                  (v) The Agent shall have received a certification from each Borrower that its articles or certificate of incorporation and its respective bylaws which were previously delivered to the Agent continue to remain complete and correct and in full force and have not been further amended, supplemented or otherwise modified (except as set forth in such certificate).

                  (vi) The Banks shall have received satisfactory evidence that the Borrowers and Restricted Subsidiaries shall have received cash from the proceeds of the MLP Transactions in an amount at least equal to $14,000,000, net of transaction costs associated with the MLP Transactions and including any amounts paid to the Agent (for the benefit of the Banks) from the proceeds of the MLP Transaction.

                  (vii) The Agent shall have received duly executed copies of the following documents:

                           (a) A Guaranty Agreement executed by Atlas Pipeline Partners GP, LLC, whereby such entity shall guarantee, and be surety for, the payment and performance of the obligations of the Borrowers to the Banks under and with respect to the MLP Letter of Credit, together with certified copies of its organizational documents and authorizing resolutions, an incumbency certificate and recent good standing or subsistence certificate;

                           (b) One or more Pledge Agreements securing the Indebtedness and executed by the Borrowers and the Restricted Subsidiaries with respect to (x) any common units of Atlas Pipeline LP now owned or hereafter acquired by such entities and (y) any membership units of Atlas Pipeline Partners GP, LLC now owned or hereafter acquired by such entities;

                           (c) A collateral assignment securing the Indebtedness and executed by the Borrowers and the Restricted Subsidiaries which are party to the Master Gas Gathering Agreement with respect to their rights under such agreement, together with a consent to such collateral assignment executed by Atlas Pipeline LP and Atlas Pipeline Operating Partnership, LP;

                           (d) One or more Pledge Agreements securing the Guaranty Agreement referred to in item (a) above and executed by Atlas Pipeline Partners GP, LLC with respect to any common units (subordinated or otherwise) of Atlas Pipeline LP now owned or hereafter acquired by such entity.

                  (viii) The Agent shall have received such assumption agreements, amendments or acknowledgments to Loan Documents as requested by Agent and executed by the entity which is the successor by division to St. Julien III Corporation, and which succeeds to the ownership of St. Julien III Corporation's assets other than Pipeline Assets.

         The Agent and the Banks hereby agree to deliver to the Borrowers such further release documentation reasonably requested by the Borrowers to give effect to the terms of this Section 2.2, all at the sole cost and expense of the Borrowers.

         Section 2.3 Reduction of Collateral Values; Designated Borrower Re: MLP Letter of Credit. Notwithstanding any provision of the Agreement to the contrary, effective upon the consummation of the MLP Transactions, (i) the Individual Collateral Values with respect to each Borrower, until such amounts are redetermined pursuant to Section 2.4 of this First Amendment, shall be as follows: (x) the Individual Collateral Value for Atlas shall be $18,000,000, (y) the Individual Collateral Value for Viking shall be $12,000,000, and (z) the Individual Collateral Value for REI shall be $5,000,000, and (ii) therefore, the Aggregate Collateral Value (the sum of the foregoing Individual Collateral Values) shall be $35,000,000. Notwithstanding any provision of the Agreement to the contrary, the Stated Amount of the MLP Letter of Credit at any time during the term thereof shall, unless and until the Borrowers give notice to the Agent to the contrary, be allocated among Viking, REI and Atlas pro rata on the following basis: (x) Viking, 35%; (y) Atlas, 50%, and (z) REI, 15%.

         Section 2.4 Individual Collateral Value Redetermination. Notwithstanding any provision contained in the Agreement to the contrary, the Borrowers shall, within thirty (30) days of the First Amendment Effective Date, deliver to the Agent such Engineering Reports and other information meeting the requirements of Section 2.3 of the Agreement to permit the Banks to make a special redetermination of the Individual Collateral Values in accordance with Sections 2.2 and 2.3 of the Agreement. This special redetermination is in lieu of the scheduled annual determination which was to have been made on the basis of Engineering Reports to be dated as of September 30, 1999, which annual determination is hereby specifically waived by the Banks.

         Section 2.5 Consent to Distribution to Resource America, Inc. To the extent that the Borrowers and Restricted Subsidiaries receive payments of proceeds of the MLP Transactions in excess of the amount required in Section 2.2(vi) of this First Amendment, (i) the Banks hereby consent to the Borrowers making a distribution of such excess (in an aggregate amount not to exceed $1,000,000) to Resource America, Inc., and (ii) the Banks hereby waive any violation of Section 6.10 of the Agreement which would otherwise result from the Borrowers making such distribution.

         Section 2.6 Consent to Sale of Office Buildings. The Borrowers have requested that the Banks consent to (i) the sale by REI of its office building located in Akron, Ohio, and (ii) the sale by Viking of its office building located in Canton, Ohio. The Banks hereby (x) consent to each of these transactions and (y) waive any violation of Section 6.1 of the Agreement which would otherwise be caused by the consummation of such transactions.

                                   ARTICLE III

                     BORROWERS' SUPPLEMENTAL REPRESENTATIONS

         Section 3.1 Incorporation by Reference. As an inducement to the Agent and the Banks to enter into this First Amendment, the Borrowers hereby repeat herein for the benefit of the Agent and the Banks the representations and warranties made by the Borrowers in Sections 3.1 through 3.22, inclusive, of the Existing Agreement, as amended hereby, except that for purposes hereof such representations and warranties shall be deemed to extend to and cover this First Amendment.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         Section 4.1 Conditions Precedent. Each of the following shall be a condition precedent to the effectiveness of this First Amendment:

                           (i) The Agent shall have received, on or before the First Amendment Effective Date, duly executed counterpart originals of this First Amendment; and

                           (ii) The following statements shall be true and correct on the First Amendment Effective Date and the Agent shall have received a certificate signed by an authorized officer of each Borrower, dated the First Amendment Effective Date, stating that:

                                    (A) except to the extent modified in
                  connection with this First Amendment, the representations and warranties made pursuant to Section 3.1 of this First Amendment and in the other Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date as though made on and as of such date;

                                    (B) no default under Section 9 of the
                  Agreement or event which, with the giving of notice or passage of time or both, would become a default under Section 9 of the Agreement has occurred and is continuing, or would result from the execution of or performance under this First Amendment; and

                                    (C) the Borrowers have in all material
                  respects performed all agreements, covenants and conditions required to be performed on or prior to the date hereof under the Existing Agreement and the other Loan Documents.

                           (iii) The Agent shall have received on or before the First Amendment Effective Date copies of board of directors or shareholder action of the Borrowers authorizing the execution and delivery of this First Amendment.

                           (iv) The Agent shall have received on or before the First Amendment Effective Date, a certificate signed by an authorized officer of each Borrower with respect to incumbency and the articles or certificate of incorporation and bylaws of each such entity.

                                    ARTICLE V

                               GENERAL PROVISIONS

         Section 5.1 Ratification of Terms. Except as expressly amended by this First Amendment, the Existing Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed in all material respects.

         Section 5.2 References. All notices, communications, agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this First Amendment in connection with the Agreement, any of the other Loan Documents or the transactions contemplated thereby may refer to the Existing Agreement without making specific reference to this First Amendment, but nevertheless all such references shall include this First Amendment unless the context requires otherwise. On and after the First Amendment Effective Date, all references in the Existing Agreement and each of the other Loan Documents to the "Agreement" shall be deemed to be references to the Existing Agreement as amended hereby.

         Section 5.3 Counterparts. This First Amendment may be executed in different counterparts, each of which when executed by a Borrower, a Bank and the Agent shall be regarded as an original, and all such counterparts shall constitute one First Amendment.

         Section 5.4 Capitalized Terms. Except for proper nouns and as otherwise defined herein, capitalized terms used herein as defined terms shall have the meanings ascribed to them in the Existing Agreement, as amended hereby.

         Section 5.5 Governing Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAW.

         Section 5.6 Headings. The headings of the sections in this First Amendment are for purposes of reference only and shall not be deemed to be a part hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this First Amendment to be duly executed by their proper and duly authorized officers the day first above written.

WITNESS:                                                      ATLAS AMERICA, INC.

                                                              By:                                            (SEAL)
-----------------------------------------------------             -------------------------------------------
                                                              Name
                                                                   ------------------------------------------------
                                                              Title
                                                                    -----------------------------------------------


WITNESS:                                                      RESOURCE ENERGY, INC.

                                                              By:                                            (SEAL)
-----------------------------------------------------             -------------------------------------------
                                                              Name
                                                                   ------------------------------------------------
                                                              Title
                                                                    -----------------------------------------------


WITNESS:                                                      VIKING RESOURCES CORPORATION

                                                              By:                                            (SEAL)
-----------------------------------------------------             -------------------------------------------
                                                              Name
                                                                   ------------------------------------------------
                                                              Title
                                                                    -----------------------------------------------


                                                              PNC BANK, NATIONAL ASSOCIATION,
                                                              as a Bank and as Agent

                                                              By:
                                                                  -------------------------------------------------
                                                              Name
                                                                   ------------------------------------------------
                                                              Title
                                                                    -----------------------------------------------


                                                              FIRST UNION NATIONAL BANK, as a Bank

                                                              By:
                                                                  -------------------------------------------------
                                                              Name
                                                                   ------------------------------------------------
                                                              Title
                                                                    -----------------------------------------------


                                                              KEYBANK NATIONAL ASSOCIATION, as a Bank

                                                              By
                                                                 --------------------------------------------------
                                                              Name
                                                                   ------------------------------------------------
                                                              Title
                                                                    -----------------------------------------------

                                      -12-